EXHIBIT 99.01

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF EXISTING
  NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE

                               ROYSTER-CLARK, INC.

                              LETTER OF TRANSMITTAL

                      10 1/4% FIRST MORTGAGE NOTES DUE 2009

                   TO: UNITED STATES TRUST COMPANY OF NEW YORK
                               THE EXCHANGE AGENT

                  By Mail:                                   By Hand before 4:30 p.m.:
  United States Trust Company of New York             United States Trust Company of New York
        P.O. Box 844 Cooper Station                                111 Broadway
       New York, New York 10276-0844                                Lower Level
    Attention: Corporate Trust Services                      New York, New York 10006
                                                        Attention: Corporate Trust Services
By Overnight Courier and on the Expiration
     Date only by Hand after 4:30 p.m.:                            By Facsimile:
  United States Trust Company of New York                         (212) 420-6211
          770 Broadway, 13th Floor
          New York, New York 10003                             Confirm by Telephone:
    Attention: Corporate Trust Services                           (800) 548-6565



   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
     TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE
       LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS
          ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CARE-
              FULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR EXISTING NOTES
      PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR EXISTING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

    The undersigned acknowledges receipt of the Prospectus dated ______________, 1999 (the "Prospectus") of Royster-Clark, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's Offer to Exchange (the "Exchange Offer") $200,000,000 principal amount of its 10 1/4% First Mortgage Notes due 2009 (the "Exchange First Mortgage Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding
10 1/4% First Mortgage Notes due 2009 (the "Existing First Mortgage Notes"), of which $200,000,000 principal amount is outstanding, upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     For each Existing First Mortgage Note accepted for exchange, the holder of such Existing First Mortgage Note will receive an Exchange First Mortgage Note having a principal amount equal to that of the surrendered Existing First Mortgage Note. Interest on the Exchange First Mortgage Notes will accrue from the last interest payment date on which interest was paid on the Existing First Mortgage Notes surrendered in exchange therefor. Holders of Existing First Mortgage Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Existing First Mortgage Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of the Existing First Mortgage Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Existing First Mortgage Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Existing First Mortgage Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering Existing First Mortgage Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Existing First Mortgage Notes or (iii) tender of Existing First Mortgage Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Existing First Mortgage Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Existing First Mortgage Notes are held of record by DTC (or its nominee) who desires to deliver such Existing First Mortgage Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     Holders of Existing First Mortgage Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery or Agent's Message relating thereto as described herein under Instruction 1, "Guaranteed Delivery Procedures."

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 herein.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR EXISTING FIRST MORTGAGE NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS
             ENTIRETY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

-----------------------------------------------------------------------------------------------------------------------------
                    DESCRIPTION OF 10 1/4% FIRST MORTGAGE NOTES DUE 2009 (EXISTING FIRST MORTGAGE NOTES)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                            Principal Amount
       Name(s) and Address(es) of Registered Holder(s)         Certificate   Aggregate Principal Amount     Tendered (If Less
                  (Please fill in, if blank)                   Number(s)*   Represented by Certificate(s)      Than All)**
-----------------------------------------------------------------------------------------------------------------------------

                                                               --------------------------------------------------------------

                                                               --------------------------------------------------------------

                                                               --------------------------------------------------------------

                                                               --------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

 *  Need not be completed by Holders tendering by book-entry transfer.
**  Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Existing First Mortgage Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the
    space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this
    Letter of Transmittal.
-----------------------------------------------------------------------------------------------------------------------------

     The minimum permitted tender is $1,000 in principal amount of Existing First Mortgage Notes. All other tenders must be integral multiples of $1,000.

-------------------------------------        -----------------------------------

 SPECIAL ISSUANCE INSTRUCTIONS                 SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4, 5, AND 6)                (SEE INSTRUCTIONS 1, 5, 6 AND 7)


     To be completed ONLY if                      To be completed ONLY if
certificates for Exchange First             certificates for Existing First
Mortgage Notes issued in exchange           Mortgage Notes in a principal amount
for Existing First Mortgage Notes           not tendered or not accepted for
accepted for exchange, or Existing          exchange, are to be sent to someone
First Mortgage Notes not tendered           other than the undersigned, or to
or not accepted for exchange, are           the undersigned at an address other
to be issued in the name of someone         than that shown above.
than the undersigned or, if such
other Existing First Mortgage Notes
are being tendered by book-entry
transfer, to someone other than DTC
or to another account maintained by DTC.




Issue certificate(s) to:                      Mail certificate(s) to:

Name:                                         Name:
      -------------------------------         -----------------------------

Address:                                      Address:
         ----------------------------                 --------------------------

-------------------------------------        -----------------------------------
         (Include Zip Code)                           (Include Zip Code)


---------------------------------------      -----------------------------------
       (Taxpayer Identification                   (Taxpayer Identification
        or Social Security No.)                    or Social Security No.)

DTC Acct. No.
             --------------------------



CHECK HERE IF TENDERED EXISTING FIRST MORTGAGE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
FOLLOWING:

Name of Tendering Institution:
                                ------------------------------------------------
DTC Book-Entry Account No.:
                            ----------------------------------------------------
Transaction Code No.:
                      ----------------------------------------------------------

CHECK HERE IF TENDERED EXISTING FIRST MORTGAGE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
                                 -----------------------------------------------
Window Ticket Number (if any):
                                ------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                     ---------------------------

IF DELIVERED BY BOOK-ENTRY TRANSFER, PLEASE COMPLETE THE FOLLOWING:
Account Number:                    Transaction Code Number:
                -----------------                           ------------------

CHECK HERE IF YOU ARE A BROKER-DEALER AND ARE RECEIVING NEW FIRST MORTGAGE NOTES FOR YOUR OWN ACCOUNT IN EXCHANGE FOR EXISTING FIRST MORTGAGE NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.
Name:
      --------------------------------------------

Address:
         -----------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Existing First Mortgage Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Existing First Mortgage Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Existing First Mortgage Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Existing First Mortgage Notes and Exchange First Mortgage Notes) with respect to the tendered Existing First Mortgage Notes with full power of substitution to (i) deliver certificates for such Existing First Mortgage Notes to the Company, or transfer ownership of such Existing First Mortgage Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) present such Existing First Mortgage Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing First Mortgage Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing First Mortgage Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange First Mortgage Notes acquired in exchange for Existing First Mortgage Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Exchange First Mortgage Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has any arrangement or understanding with any person to participate in the distribution of such Exchange First Mortgage Notes and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange First Mortgage Notes issued in exchange for the Existing First Mortgage Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange First Mortgage Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements or understandings with any person to participate in the distribution of such Exchange First Mortgage Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange First Mortgage Notes. If the undersigned is a broker-dealer that will receive Exchange First Mortgage Notes for its own account in exchange for Existing First Mortgage Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange First Mortgage Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Existing First Mortgage Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Existing First Mortgage Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Existing First Mortgage Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Existing First Mortgage Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at such different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned understands that tenders of Existing First Mortgage Notes pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering Existing First Mortgage Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange First Mortgage Notes issued in exchange for the Existing First Mortgage Notes accepted for exchange and return any Existing First Mortgage Notes not tendered or not accepted for exchange in the name(s) of the undersigned (or in either such event in the case of the Existing First Mortgage Notes tendered through DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange First Mortgage Notes issued in exchange for the Existing First Mortgage Notes accepted for exchange and any certificates for Existing First Mortgage Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange First Mortgage Notes issued in exchange for the Existing First Mortgage Notes accepted for exchange and return any Existing First Mortgage Notes not tendered or not accepted for exchange in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Existing First Mortgage Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Existing First Mortgage Notes so tendered.

     Holders of Existing First Mortgage Notes who wish to tender their Existing First Mortgage Notes and (i) whose Existing First Mortgage Notes are not immediately available or (ii) who cannot deliver their Existing First Mortgage Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Existing First Mortgage Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

                                 SIGNATURE PAGE

                         PLEASE SIGN HERE WHETHER OR NOT
       EXISTING FIRST MORTGAGE NOTES ARE BEING PHYSICALLY TENDERED HEREBY


X                                                                         , 1999
 -------------------------------------------------------    -------------
                                                                 Date

X                                                                         , 1999
 -------------------------------------------------------    -------------
         Signature(s) of Registered Holder(s)                    Date
               or Authorized Signatory

Area Code and Telephone Number:
                                ------------------


     The above lines must be signed by the registered Holder(s) of Existing First Mortgage Notes as their name(s) appear(s) on the Existing First Mortgage Notes or, if the Existing First Mortgage Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of Existing First Mortgage Notes, or by a person or persons authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing First Mortgage Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.



Name(s):
          ----------------------------------------------------------------------
                                 (Please Print)

Capacity:
          ----------------------------------------------------------------------
                                     (Title)

Address:
          ----------------------------------------------------------------------
                               (Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution (if required by Instruction
4):


           ------------------------------------------------------------
                            (Authorized Signature)


          -------------------------------------------------------------
                                     (Title)


          -------------------------------------------------------------
                                 (Name of Firm)

Dated:                              , 1999
          -------------------------

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                              of the Exchange Offer

     1. Delivery of this Letter of Transmittal and Existing First Mortgage Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Existing First Mortgage Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing First Mortgage Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Existing First Mortgage Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing First Mortgage Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Company, setting forth the name and address of the Holder of Existing First Mortgage Notes and the amount of Existing First Mortgage Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Existing First Mortgage Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing First Mortgage Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING FIRST MORTGAGE NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF EXISTING FIRST MORTGAGE NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT THE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     See "The Exchange Offer" section in the Prospectus.

     2. Tender by Holder. Only a Holder of Existing First Mortgage Notes may tender such Existing First Mortgage Notes in the Exchange Offer. Any beneficial holder of Existing First Mortgage Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Existing First Mortgage Notes, either make appropriate arrangements to register ownership of the Existing First Mortgage Notes in such holder's name or obtain a properly completed bond power from the registered Holder.

     3. Partial Tenders. Tenders of Existing First Mortgage Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Existing First Mortgage Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 10 1/4% First Mortgage Notes due 2009 (Existing First Mortgage Notes)" above. The entire principal amount of Existing First Mortgage Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of a Holder's Existing First Mortgage Notes is not tendered, then Existing First Mortgage Notes for the principal amount of Existing First Mortgage Notes not tendered and a certificate or certificates representing Exchange First Mortgage Notes issued in exchange for any Existing First Mortgage Notes accepted for exchange will be sent to the Holder at his or her registered address (unless a different address is provided in the appropriate box on this Letter of Transmittal) promptly after the Existing First Mortgage Notes are accepted for exchange.

     4. Signatures on this Letter of Transmittal; Endorsements and Powers of Attorney; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder of the Existing First Mortgage Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Existing First Mortgage Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Existing First Mortgage Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered Holder(s) of the Existing First Mortgage Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange First Mortgage Notes are to be issued, or any Existing First Mortgage Notes not tendered or not accepted for exchange are to be reissued, to a person or persons other than the registered Holder(s), then endorsements of any certificate(s) transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers or powers of attorney, in each case signed exactly as the name or names on the registered Holder(s) appear(s) on the certificate(s) and signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates, bond powers or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Existing First Mortgage Notes or signatures on bond powers or powers of attorney required by this Instruction 4 must be guaranteed by a member of one of the following recognized signature guarantee programs (an "Eligible Institution"); (1) The Securities Transfer Agents Medallion Program (STAMP), (2) The New York Stock Exchange Medallion Signature Program (MSF), or (3) The Stock Exchange Medallion Program (SEMP).

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Existing First Mortgage Notes are tendered (i) by a registered Holder of Existing First Mortgage Notes (which term, for purposes of the Exchange Offer, includes any DTC participant whose name appears on a security position listing as the Holder of such Existing First Mortgage Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.


     5. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange First Mortgage Notes or substitute Existing First Mortgage Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of a tender of Existing First Mortgage Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Existing First Mortgage Notes by book-entry transfer may request that Exchange First Mortgage Notes issued in exchange for Existing First Mortgage Notes accepted for exchange or Existing First Mortgage Notes not tendered or accepted for exchange be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Exchange First Mortgage Notes or Existing First Mortgage Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     6. Tax Identification Number. Federal income tax law requires that a Holder whose Existing First Mortgage Notes are accepted for exchange must provide the Company (as payer ) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to the Exchange First Mortgage Notes or Exchange Offer may be subject to backup withholding at a 31% rate. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."
     To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Substitute Form W-9 included below in this Letter of Transmittal, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that the Holder is exempt from backup withholding because (i) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Company that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Existing First Mortgage Notes are in more than one name or are not in the name of the actual owner, consult the substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding may begin and continue until you furnish your TIN to the Company.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Existing First Mortgage Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange First Mortgage Notes or Existing First Mortgage Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person(s) other than the registered Holder(s) of the Existing First Mortgage Notes tendered hereby, or if tendered Existing First Mortgage Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing First Mortgage Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder(s) or on any other person(s)) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Existing First Mortgage Notes listed in this Letter of Transmittal.

     8. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify conditions to the Exchange Offer in the case of any Existing First Mortgage Notes tendered (and to refuse to do so).

     9. No Conditional Transfers. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing First Mortgage Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing First Mortgage Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing First Mortgage Notes, nor shall any of them incur any liability for failure to give any such notice.

     10. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any tendering Holder whose Existing First Mortgage Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated herein for further instructions.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Exchange Agent at one of the addresses specified in the Prospectus.

                        (DO NOT WRITE IN THE SPACE BELOW)


Account Number:                        Transaction Code Number:
                -----------------                               ----------------


      Certificate            Existing First Mortgage     Existing First Mortgage
      Surrendered                 Notes Tendered              Notes Accepted

------------------------     ------------------------     ----------------------

------------------------     ------------------------     ----------------------

------------------------     ------------------------     ----------------------

------------------------     ------------------------     ----------------------





Delivery Prepared by:
                      ----------------------------------------
Checked by:
            --------------------------------------------------

Date:
            --------------------------------------------------

                        PAYER'S NAME: ROYSTER-CLARK, INC.

--------------------------------------------------------------------------------

                          Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)



SUBSTITUTE

FORM W-9
Department of the
Treasury
Internal Revenue
Service
Payer's Request for
TIN
                          ------------------------------------------------------

                          Address
                                  ----------------------------------------------
                          City, state and ZIP code
                                                   -----------------------------
                          List account number(s) here (optional)
                          ------------------------------------------------------

                          Part 1 PLEASE PROVIDE YOUR TAXPAYER
                          IDENTIFICATION NUMBER ("TIN") IN THE Social Security BOX AT RIGHT AND CERTIFY BY SIGNING number or TIN AND DATING BELOW.
                          ------------------------------------------------------

                          Part 2 Check the box if you are not subject to
                          backup withholding under the provisions of section 3408(a)(1)(c) of the Internal Revenue Code because
                          (1) you have not been notified that you are
                          subject to backup withholding as a result of
                          failure to report all interest or dividends or (2)
                          the Internal Revenue Service has notified you that
                          you are no longer subject to backup withholding .
                          ------------------------------------------------------

                          CERTIFICATION - UNDER THE PENALTIES OF    Part 3
                          PERJURY, I CERTIFY THAT THE INFORMATION
                          PROVIDED ON THIS FORM IS TRUE, CORRECT
                          AND COMPLETE.                             AWAITING TIN





                          Signature                           Date
--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.